EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Loiacono, the Chief Financial Officer and Chief Accounting Officer of Global Axcess Corp (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)           the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2010 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   March 30, 2011

/s/ Michael J. Loiacono
Name:	Michael J. Loiacono
Title:	Chief Financial Officer and Chief Accounting Officer
(principal financial officer and principal accounting officer)